                                                                      EXHIBIT 99

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                         CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: MAY 1, 2002 THROUGH MAY 31, 2002
ACCRUAL PERIOD: MAY 14, 2002 THROUGH JUNE 16, 2002
DISTRIBUTION DATE: JUNE 17, 2002

                                                           TRUST              SERIES          SERIES          SERIES
                                                           TOTALS             1996-1          1998-1          1999-2
                                                     -------------------  -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                          46,429,443.05 *   3,964,803.06     3,964,803.06    4,757,763.67
Principal Collections from Seller                                  0.00 *           0.00             0.00            0.00
Investment Income on Accounts                              1,029,452.45         5,923.66         5,926.20       11,429.47
Balances in Principal Funding Accounts                             0.00             0.00             0.00            0.00
Balances in Reserve Fund Accounts                         20,478,500.00     1,750,000.00     1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                0.00             0.00             0.00            0.00
Balance in Yield Supplement Accounts                      21,404,000.00     2,000,000.00     2,000,000.00    2,400,000.00
Other Adjustments                                                  0.00             0.00             0.00            0.00
                                                     -------------------  -------------------------------------------------
                  TOTAL AVAILABLE                         89,341,395.50     7,720,726.72     7,720,729.26    9,269,193.14
                                                     ===================  =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders   12,181,718.34       905,208.33       880,000.00    1,083,500.00
Principal Due to Note/Certificateholders                           0.00             0.00             0.00            0.00
Principal to Funding Account                                       0.00 *           0.00             0.00            0.00
Move Funds to the Reserve Fund Accounts                   20,478,500.00     1,750,000.00     1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                          0.00             0.00             0.00            0.00
Move Funds to the Yield Supplement Accounts               21,404,000.00     2,000,000.00     2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                      0.00 *           0.00             0.00            0.00
Service Fees to Seller                                     4,875,833.33 *     416,666.67       416,666.67      500,000.00
Defaulted Amounts to Seller                                  390,025.96 *      24,839.25        24,839.25       29,807.10
Excess Collections to Seller                              30,011,317.87 *   2,624,012.47     2,649,223.34    3,155,886.03
Excess Funding Account Balance to Seller                           0.00 *           0.00             0.00            0.00
                                                     -------------------  -------------------------------------------------
                TOTAL DISBURSEMENTS                       89,341,395.51     7,720,726.72     7,720,729.26    9,269,193.14
                                                     ===================  =================================================
                       Proof                                      (0.01)            0.00             0.00            0.00
                                                     ===================  =================================================

                                                            SERIES         SERIES          SERIES
                                                            1999-3         1999-4          2000-A
                                                     -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                          7,929,606.11    3,998,120.73    5,947,204.59
Principal Collections from Seller                                 0.00            0.00            0.00
Investment Income on Accounts                                11,848.82        2,764.29        8,886.32
Balances in Principal Funding Accounts                            0.00            0.00            0.00
Balances in Reserve Fund Accounts                         3,500,000.00    1,750,000.00    2,625,000.00
Balances in Excess Funding Accounts                               0.00            0.00            0.00
Balance in Yield Supplement Accounts                      4,000,000.00            0.00    3,000,000.00
Other Adjustments                                                 0.00            0.00            0.00
                                                     -------------------------------------------------
                  TOTAL AVAILABLE                        15,441,454.93    5,750,885.02   11,581,090.91
                                                     =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders   1,796,666.67    2,679,166.67    1,333,750.00
Principal Due to Note/Certificateholders                          0.00            0.00            0.00
Principal to Funding Account                                      0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                   3,500,000.00    1,750,000.00    2,625,000.00
Move Funds to the Excess Funding Accounts                         0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts               4,000,000.00            0.00    3,000,000.00
Yield Supplement  & Reserve Account to Seller                     0.00            0.00            0.00
Service Fees to Seller                                      833,333.33      416,666.67      625,000.00
Defaulted Amounts to Seller                                  49,678.51       24,839.25       37,258.88
Excess Collections to Seller                              5,261,776.42      880,212.43    3,960,082.03
Excess Funding Account Balance to Seller                          0.00            0.00            0.00
                                                     -------------------------------------------------
                TOTAL DISBURSEMENTS                      15,441,454.93    5,750,885.02   11,581,090.91
                                                     =================================================
                       Proof                                      0.00            0.00            0.00
                                                     =================================================

                                                      TO: JOHN BOBKO/ALLISON CLAN              FROM: PAUL GEKIERE
--------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :            THE BANK OF NEW YORK                       DAIMLERCHRYSLER

                                   (8,847,734.11)         (212) 328-7553/3245                        (248) 512-2758
--------------------------------------------------

                                                          CASH FLOWS PAGE 2 OF 2




     SERIES         SERIES           SERIES                DCMOT
     2000-B         2000-C           2001-A               2002-A         OTHER
----------------------------------------------------------------------------------
   3,972,732.66    3,964,803.06     7,929,606.11            0.00             0.00
           0.00            0.00             0.00            0.00
       5,935.45        5,923.61        11,848.82            0.00       958,965.81
           0.00            0.00             0.00            0.00
   1,753,500.00    1,750,000.00     3,500,000.00            0.00
           0.00            0.00             0.00            0.00
   2,004,000.00    2,000,000.00     4,000,000.00            0.00
           0.00            0.00             0.00            0.00             0.00
----------------------------------------------------------------------------------
   7,736,168.11    7,720,726.67    15,441,454.93            0.00       958,965.81
==================================================================================


     881,760.00      875,416.67     1,746,250.00            0.00
           0.00            0.00             0.00            0.00
           0.00            0.00             0.00            0.00
   1,753,500.00    1,750,000.00     3,500,000.00            0.00
           0.00            0.00             0.00            0.00
   2,004,000.00    2,000,000.00     4,000,000.00            0.00
           0.00            0.00             0.00            0.00
     417,500.00      416,666.67       833,333.33            0.00
      24,888.93       24,839.25        49,678.51       99,357.01
   2,654,519.18    2,653,804.08     5,312,193.09      (99,357.01)      958,965.81
           0.00            0.00             0.00            0.00
----------------------------------------------------------------------------------
   7,736,168.11    7,720,726.67    15,441,454.93            0.00       958,965.81
==================================================================================
           0.00            0.00             0.00            0.00             0.00
==================================================================================


  INSTRUCTIONS TO BANK OF NEW YORK

       1. Receive funds from:

               Chrysler                               $             0.00
               Investment Income                            1,029,452.45
               Collection Account                          20,000,000.00
               Reserve & Yield Accounts                             0.00
               Balance in Excess Funding Account                    0.00
                                                      -------------------
                                                      $    21,029,452.45
       2. Distribute funds to:
               Series Note/Certificate Holders            $12,181,718.34
               Chrysler                                     8,847,734.11

               Trust Deposit Accounts                               0.00
                                                      -------------------
                                                      $    21,029,452.45

       3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.